Exhibit 10.4.5
Amendment 9 AGR-002139-2009
Master Agreement 750-33576-2001(Contract No. 220-00-0134)
Amendment No. 9 to the
Master Software License and Distribution Agreement
(Contract No. 220-00-0134) between
Verizon Corporate Services Group Inc. and
Smith Micro Software, Inc.
This Amendment No. 9 (“Amendment”) amends the Master Software License and Distribution Agreement (“Agreement”) between Verizon Corporate Services Group Inc., a New York corporation (“Verizon”) on behalf of itself and for the benefit of its Affiliates, and Smith Micro Software, Inc. (“SMSI”). This Amendment shall be effective as of October 30, 2009 (the “Effective Date”), unless terminated in accordance with the Agreement (Termination).
WHEREAS, Verizon’s predecessor in interest, Cellco Partnership, a Delaware general partnership d/b/a Verizon Wireless and SMSI entered into a Master Software License and Distribution Agreement dated December 1, 2000, which previously has been amended by Amendments No. 1 through No. 8; and
WHEREAS, Verizon and SMSI now desire to further amend the Agreement as set form herein;
NOW, THEREFORE, in consideration of the foregoing promises, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Verizon and SMSI hereby agree as follows:
1.	This Amendment is an integral part of the Agreement. The terms used herein which are defined or specified in the Agreement shall have the meanings set forth in the Agreement. If there are any inconsistencies between a specific term or condition of this Amendment and a specific term or condition of the Agreement, the specific term or condition of this Amendment shall control.

2.	Based on Verizon’s review of the pre-release version provided by SMSI and accepted by Verizon in accordance with purchase order [****]. Verizon would like to move forward with further customization of the VMM client in accordance with the attached Schedule A-11.

3.	Section 3.1 is hereby deleted in its entirety and replaced with the following:
“3.1 Term. The term of this Agreement is hereby extended for an additional period of [****], commencing on the Effective Date of Amendment 9, and will be automatically renewed for successive [****] periods unless either party notifies the other party in writing of its election to terminate the Agreement at least [****] days prior to the expiration of any renewal term, as applicable.”
4.	Schedule A-11, V CAST Media Manager (“VMM”) Phase Releases I, II, III, IV, and V Statement of Work, is made part of the Amendment and shall be added to the Agreement
Master Software License and Distribution Agreement, Confidential Amendment No. 9

**** Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

Amendment 9 AGR-002139-2009
Master Agreement 750-33576-2001 (Contract No. 220-00-0134)
in the form attached hereto. In addition, reference to Schedule A-11 shall be added to a) the meaning “Related Services”, and b) the meaning of “Software”.

5.	For purposes of this Amendment, “Wireless Handsets” means the devices that will be supported by the VMM client as listed in Section 8, Table 2 of Schedule A-11.

6.	Acceptance.
6.1	The acceptance criteria shall be as follows:
•	Unless agreed in writing through the Change Management Process (“CMP”) as described in Section 7 of Schedule A-11 or a mutually agreed (in writing by electronic mail or other written correspondence) design change, all prior-version functionality shall continue in subsequent releases

•	Unless agreed in writing through the CMP or a mutually agreed (in writing by electronic mail or other written correspondence) design change, features performance shall not be adversely affected in subsequent releases

•	Unless agreed in writing through the CMP or a mutually agreed (in writing by electronic mail or other written correspondence) by Verizon and SMSI design change, the release will include all functionality specified in Schedule A-11 for the particular Milestone
6.2	For Milestones 1 and 3, Verizon will provide to SMSI a list of defects no less [****] prior to the release delivery dates set forth in Section 9 of Schedule A-11. SMSI shall resolve [****] of all such defects, and any defects in the highest three severity categories as reported by Verizon must be closed or have a mutually agreed upon plan of resolution. All software, services and/or other deliverables (the “Deliverables”) for Milestones 1 and 3 shall be accepted in writing submitted by Verizon to SMSI (which may be provided by electronic mail). Verizon agrees to provide SMSI a written (either by electronic mail or other written correspondence) acceptance or rejection within [****] from the date the Milestone Deliverable(s) are delivered. Verizon agrees not to commercially release the Deliverables for Milestones 1 and 3.

6.3	All Deliverables, excluding Milestones 1 and 3 in Schedule A-11, shall be accepted or rejected by Verizon in accordance with the terms of the Agreement, by providing SMSI with an executed Master Release Authorization (“MRA”) in a form substantially the same as Exhibit A to Schedule A-11. The failure of Verizon or any third party engaged by Verizon to timely provide any item necessary for SMSI to complete any Deliverable shall not be reason for Verizon to hold SMSI responsible for failing to achieve a milestone for such Deliverable. In the event there is any change to Schedule A-11 that affects resources, costs, milestones, Deliverable(s) or quality of the project described in this Amendment 9, the Parties shall utilize the CMP. If Verizon commercially releases the Deliverables in Milestones 2, 4, 5 or 6 prior to delivering a written acceptance to SMSI, then such Deliverables shall be deemed accepted on the date of Verizon’s commercial release. For the avoidance of
Master Software License and Distribution Agreement, Confidential Amendment No. 9

**** Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

Amendment 9 AGR-002139-2009
Master Agreement 750-33576-2001(Contract No. 220-00-0134)
doubt, maintenance releases shall not be deemed accepted upon delivery or constitute acceptance of the next milestone.

6.4	In the event that SMSI does not receive written acceptance or rejection within [****] of the delivery of Release I, Release I will be deemed accepted by Verizon. In the event that SMSI does not receive written acceptance or rejection within [****] of the delivery of each subsequent Release, then such Release will be deemed accepted by Verizon.
7.	[****]
8.	SMSI has procured each of the commercial Wireless Handsets in the quantities set forth in Section 8 of Schedule A-11 to allow for device testing and integration purposes. Verizon will make commercially reasonable efforts to reimburse SMSI for these devices in the amount of [****] within [****] of execution of this Amendment In the event a CR is entered into for support of additional wireless handsets, Verizon shall make commercially reasonable efforts to provide such pre-commercial wireless handset devices to SMSI at least [****] prior to the wireless handset device’s commercial launch date. This commercial launch date shall be at the sole discretion of Verizon.

The foregoing Wireless Handsets shall be owned by Verizon.
Master Software License and Distribution Agreement, Confidential Amendment No. 9

**** Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

Amendment 9 AGR-002139-2009
Master Agreement 750-33576-2001(Contract No. 220-00-0134)
9.	Certain Third Party License Fees: Verizon will pay the following amounts to SMSI in connection with certain third party intellectual property rights, to the extent SMSI actually incurs such fees:

Typeface data for the [****] and [****] fonts from [****], for the VMM UI: [****] annual license fee + applicable taxes on licensee fees actually incurred by SMSI (payable upon execution of this Amendment and each anniversary thereafter).

[****] Patent License from licensor [****] — (Including: [****] — does not include [****]) [****] or then-current maximum annual license fee [****] + applicable taxes on licensee fees actually incurred by SMSI (payable upon execution of this Amendment and each anniversary thereafter).

[****] Patent License from licensor [****]:
•	0 [****] unique VMM client downloads per calendar year ([****]) — no royalty

•	[****] unique VMM client downloads per calendar year ([****] )[****] + applicable taxes on licensee fees actually incurred by SMSI

•	Maximum annual payment for sales that occur between [****] + applicable taxes on licensee fees actually incurred by SMSI;

•	Maximum annual payment for sales that occur between [****] + applicable taxes on licensee fees actually incurred by SMSI; and

•	Maximum annual payment for sales following [****] + applicable taxes on licensee fees actually incurred by SMSI.
[****] Patent License from [****] :
•	0 [****] — unique VMM client downloads per calendar year — no royalty;

•	[****] Units — unique VMM client downloads per calendar year - [****] + applicable taxes on license fees actually incurred by SMSI;

•	[****] — unique VMM client downloads per calendar year - [****] + applicable taxes on license fees actually incurred by SMSI; and

•	Maximum annual payment for sales per each calendar year of 2009 and 2010 is [****] + applicable taxes on license fees actually incurred by SMSI.

•	For purposes of the foregoing, “Unit” means each [****] , whether one or both are incorporated in the VMM client.
[****] music recognition service*:
i.	[****] per acquired license for [****] lookup capability embedded with the VMM client + applicable taxes on license fees actually incurred by SMSI
Master Software License and Distribution Agreement, Confidential Amendment No. 9

**** Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

Amendment 9 AGR-002139-2009
Master Agreement 750-33576-2001(Contract No. 220-00-0134)
ii.	[****] per acquired license upgrade that adds [****] capability in addition to [****] lookup capability + applicable taxes on license fees actually incurred by SMSI

iii.	[****] per acquired license for both [****] capability and [****] capability embedded with the VMM client + applicable taxes on license fees actually incurred by SMSI

*	These amounts shall be invoiced and are payable with the Software License Fees described in Section 11.
10.1	As of the Effective Date of this Amendment 9, and solely with respect to Release I, Verizon represents, warrants and covenants to SMSI that Verizon has identified all third party software necessary for SMSI, Verizon and its customers, to access, use, install, test, duplicate, and integrate such third party software in connection with VMM and the VMM online services described in Schedule A-11, except as set form in Section 9, above.

10.2	As of the Effective Date of this Amendment 9, and solely with respect to Release I, SMSI represents, warrants and covenants to Verizon that SMSI has acquired all rights and licenses necessary to enable Verizon and its customers to access, use, install, test, duplicate and integrate VMM and the VMM online services described in Schedule A-11.

10.3	For all releases following Release I, each Party represents, warrants and covenants to the other that: a) each Party shall assist the other in obtaining all rights and licenses necessary to enable Verizon and its customers to obtain, access, use, install, test, duplicate and integrate VMM and the VMM online services described in Schedule A-11; and b) they will negotiate in good faith the allocation of fees and expenses (if any) for same.

10.4	The parties restate and reaffirm their respective indemnification obligations under the Agreement; provided, however, neither SMSI nor Verizon shall have any indemnification obligations to each other with respect to any patent rights licensed by [****].
Master Software License and Distribution Agreement, Confidential Amendment No. 9

**** Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

Amendment 9 AGR-002139-2009
Master Agreement 750-33576-2001(Contract No. 220-00-0134)
11.	[****]

12.	For the purposes of this Amendment 9, an “Active User” of the VMM client is defined as a user who actually engages in any of the Tracked Usage Events indicated below in a monthly period during which this Amendment remains effective. The Parties understand and agree that if a user who was an Active User in one month does not engage in any of the Tracked Usage Events in a given subsequent month or months thereafter, such user shall not be considered an Active User for any such month(s) for the purposes of calculating fees under this Amendment 9.

When the VMM client launches for the first time, a unique ID for that software instance will be generated and stored in the AppData directory of the computer. This unique ID will be used to track all subsequent usage of the unique end-user instance of the VMM client.
Master Software License and Distribution Agreement, Confidential Amendment No. 9

**** Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

Amendment 9 AGR-002139-2009
Master Agreement 750-33576-2001(Contract No. 220-00-0134)
SMSI will collect usage metrics in the background solely for the events listed below as users use the VMM client and as required for accounting and/or auditing of third party license fees. The usage metrics will be sent periodically to SMSI’s server if the user is online or saved on the computer if the user is offline. For prolonged offline use, the usage is tracked for the current month by logging and time stamping the events in a log file stored in the application directory. The VMM client reports the activity log periodically to the SMSI server. The following usage events will be collected and logged to determine an Active User of the VMM client solely for the purposes of calculating fees under this Amendment 9.

Tracked Usage Events:
1.	Playback of Music or video or viewing of photos

2.	Ripping from or burning media to a CD-ROM

3.	Purchase or download media from an online media store or the Verizon branded online storage service

4.	Transfer data to and from the Verizon branded online storage service

5.	Transfer data to and from a mobile device
SMSI will provide Verizon quarterly reports on the number of Active Users of the VMM client by month or as mutually agreed upon by both parties, and these reports will be the basis for the quarterly invoicing of the Additional Per User Fees, if any. All invoices are due and payable [****] from Verizon’s receipt.

The above usage metrics shall constitute Verizon Confidential Information under the Agreement, and shall not be used or disclosed by SMSI for any purpose other than to track the usage events set forth above to generate said quarterly reports, nor shall such usage metrics be used or disclosed by SMSI in such a way as to reveal to any third party (i) the identity or information regarding any particular user or a user’s use of the VMM client (ii) the identity of a user or such user’s usage level of the VMM client, or (iii) or allow a third party (other than third party licensors under Section 9) to extrapolate Verizon’s usage or distribution volume of the VMM service (except as may be required for accounting and auditing of third party license fees under Section 9).

SMSI represents, warrants, and covenants to Verizon that, in connection with the services performed by SMSI pursuant to this Agreement, SMSI shall not, without Verizon’s prior written consent, store and access any Verizon customer information at a site located outside of the United States. Notwithstanding the foregoing, if SMSI desires to store and access Verizon customer information at a site located outside the United States to provide services under this Agreement, SMSI will promptly notify Verizon and the Parties will discuss in good faith an exception to the preceding sentence that will conform to Verizon’s requirements, including providing any required notice to the United States government.

The Parties agree that SMSI does not require and Verizon will not intentionally provide SMSI with any personally identifiable Verizon customer information in connection with this Agreement. To the extent that either Party becomes aware
Master Software License and Distribution Agreement, Confidential Amendment No. 9

**** Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

Amendment 9 AGR-002139-2009
Master Agreement 750-33576-2001(Contract No. 220-00-0134)
that SMSI has received any personally identifiable Verizon customer information, such Party will as soon as commercially reasonable, notify the other Party of such receipt, and SMSI will treat such personally identifiable Verizon customer information as Verizon Confidential Information, and return or delete such information upon Verizon’s request. Provided SMSI is compliant with its obligations with respect to personally identifiable Verizon customer information under this Section, SMSI shall not be held responsible or liable in connection with any personally identifiable Verizon customer information provided to SMSI.

13.	No download hosting services are provided under this Amendment. Any download hosting services will be provided pursuant to a separate amendment/addendum to the Website Professional Services Agreement dated November 8, 2006 for such services.

14.	In addition to the fees set forth in this Amendment 9, Verizon agrees to reimburse SMSI for reasonable expenses incurred in the performance of its obligations under this Agreement. SMSI will be required to provide satisfactory documentation of expenses incurred and shall submit requests for payment of expenses with documentation to Verizon in accordance with the billing procedures outlined in the Agreement. All expenses in excess of [****] and all expenses for travel must be approved in writing by Verizon before being incurred or Verizon will not pay for such expenses. In addition, the terms of Exhibit B, Reimbursable Expense Guidelines, shall apply.

15.	Maintenance and Support. Maintenance and Support for the VMM client is solely as set forth in Section 11 of Schedule A-11 attached hereto.

16.	Technical Support. Technical Support for the VMM client is set forth in Exhibit E of Schedule A-11 attached hereto.

17.	The following is added as a new Section 2.13 of the Agreement:

“2.13 Subject to the terms and conditions of this Agreement, as modified from time to time, (including but not limited to payment of applicable fees), SMSI grants to Verizon an exclusive right to use the software product known as V CAST Media Manager, only as a whole, in object code form. SMSI retains all intellectual property rights in modules and components of the software product known as V CAST Media Manager, except for the specifications contained in the ‘[Smith Micro] Response to Product Specification for Verizon Vault Phase I — [****] document referenced in Section 2 of Schedule A-l1, Verizon Owned Modules, any Works for Hire for future customization projects for V CAST Media Manager identified in accordance with the terms of Section 10.4.6, any future specifications therefor created by Verizon pursuant to Section 10.4.7, and any rights heretofore assigned to Verizon by SMSI. For the avoidance of doubt, no intellectual property rights other than those specifically set forth in this Agreement shall be implied by SMSI’s license grant to Verizon under this Agreement. Verizon hereby grants to SMSI a non-exclusive, royalty-free, retroactive and prospective license to use the software product known as V CAST Media Manager, Verizon Owned Modules, the
Master Software License and Distribution Agreement, Confidential Amendment No. 9

**** Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

Amendment 9 AGR-002139-2009
Master Agreement 750-33576-2001(Contract No. 220-00-0134)
aforementioned specifications and any Works Made for Hire (as described in this Section), solely in the development of Software, and support thereof, for Verizon during the term of this Agreement, which license grant shall not be construed to imply any ownership rights to Verizon except as expressly set forth herein.”

18.	The following is added as a new Section 3.2 c. of the Agreement:

“3.2 c Verizon may terminate this Amendment for convenience [****] prior written notice to SMSI. In the event this Amendment is terminated pursuant to this Section or the Agreement is terminated by SMSI due to Verizon’s breach while this Amendment is in effect (in either case within two (2) years from the Effective Date — the “Termination Period”), [****].

19.	SMSI acknowledges Verizon’s right to independently develop technologies that do not infringe on SMSI’s intellectual property rights, so long as VZ does not violate any of its obligations under this Amendment and Agreement in connection with such development.

20.	Verizon agrees that each end user’s use of the Software shall be subject to the terms of the end user license agreement (“EULA”) in the form attached hereto as Exhibit D. The EULA must be presented in a manner such that it must be accepted by the end user prior to the initial use of the Software. SMSI may alter the EULA at any time with sixty (60) days prior written notice to Verizon and SMSI will provide such updated EULA to Verizon for presentation to future end users. In the event SMSI is unable to provide sixty (60) days notice, then SMSI shall provide Verizon with as much notice as is commercially reasonable under the circumstances. The EULA that is part of the VMM client and is accepted by the end user does not include Schedule 1 attached to Exhibit D. Schedule 1 attached to Exhibit D (End User License Agreement) of this Amendment 9 may be updated from time to time as part of a CR.

21.	The terms and conditions related to background checks as set forth in Schedule H shall be added to the Agreement.
Master Software License and Distribution Agreement, Confidential Amendment No. 9

**** Confidential Treatment has been requested for certain redacted provisions of this exhibit. The redacted provisions are identified by asterisks and enclosed by brackets. The confidential portions have been filed separately with the Securities and Exchange Commission.

Amendment 9 AGR-002139-2009
Master Agreement 750-33576-2001(Contract No. 220-00-0134)
22.	Except as specifically provided hereunder, the terms and conditions of the Agreement shall remain in full force and effect as set forth therein.
IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives.

VERIZON CORPORATE SERVICES		SMITH MICRO SOFTWARE, INC.
GROUP INC.		(“SMSI”)

By:	/s/ John Greer	By:	/s/ William W. Smith, Jr.
Name:	John Greer	Name:	William W. Smith, Jr.
Title:	Executive Director	Title:	President and Chief Executive Officer
Date:	11/10/09		Smith Micro Software, Inc.
		Date:	11/4/09
Master Software License and Distribution Agreement, Confidential Amendment No. 9